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                          SUPPLEMENT TO PROSPECTUS FOR

                         MANUFACTURERS INVESTMENT TRUST

                              DATED OCTOBER 1, 1997

SALE OF FOUNDERS TO MELLON BANK

     On April 1, 1998, Founders Asset Management, Inc. ("Founders Inc."), the subadviser to the Growth, Worldwide Growth, Balanced and International Small Cap portfolios (the "Portfolios") of Manufacturers Investment Trust (the "Trust") merged with and into Founders Asset Management LLC ("Founders LLC") (the "Transaction"). Upon consummation of the Transaction, Founders LLC became the subadviser to the Portfolios and Mellon Bank Corporation ("Mellon") became the ultimate controlling parent of Founders LLC. Founders LLC is a 90%-owned indirect subsidiary of Mellon Bank, N.A. ("Mellon Bank") with the remaining 10% held by certain Founders LLC executives and portfolio managers. Mellon Bank is a direct, wholly-owned subsidiary of Mellon. The business address of Founders LLC is 2930 East Third Avenue, Denver, Colorado 80206.

     Mellon is a broad-based financial services company whose principal business address is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258. Mellon ranks among the largest bank holding companies in the U.S. based on market capitalization. Mellon also owns The Dreyfus Corporation, a mutual fund company.

     As a result of the Transaction, Founders LLC has entered into a new subadvisory agreement with Manufacturers Securities Services, LLC, the adviser to the Trust. The Board of Trustees of the Trust approved the new subadvisory agreement at a meeting held on December 11, 1997. Pursuant to an order the Trust has received from the Securities and Exchange Commission, shareholder approval of the new subadvisory agreement is not required. The Transaction has not resulted in any change in the portfolio managers for any of the Portfolios nor has there been any material change in the investment personnel servicing these portfolios. The Transaction has also not resulted in any change in the rate of advisory or subadvisory fee for any of the Portfolios.

PORTFOLIO MANAGER CHANGES

I. The following replaces the third paragraph found in the Trust's Prospectus under the heading "Subadvisory Arrangements - T. Rowe Price Associates, Inc." relating to the subadviser for the Blue Chip Growth, Equity-Income and Science & Technology Trusts:

          The investment advisory committee for the Science and Technology Trust is composed of the following members: Charles A. Morris, Chairman, Jill L. Hauser, Joseph Klein III, and Brian D. Stansky. Mr. Morris joined T. Rowe Price in 1987, and has been managing investments since 1991. He has been chairman of the investment advisory committee of T. Rowe Price Science & Technology Fund, Inc. since 1991.

II. The following replaces the third and fourth paragraphs found in the Trust's Prospectus under the heading "Subadvisory Arrangements - Rowe Price-Fleming International, Inc." relating to the subadviser for the International Stock
     Trust:

          An investment advisory group has day to day responsibility for managing the portfolio and developing and executing its investment program. The members of the advisory group are as follows: Martin G. Wade, Peter B. Askew, Mark J.T. Edwards, John R. Ford, James B.M. Seddon and David J.L. Warren.



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          Martin Wade joined Price-Fleming in 1979 and has 27 years of experience with the Fleming Group in research, client service, and investment management. (Fleming Group included Robert Fleming and/or Jardine Fleming.) Peter Askew joined Price-Fleming in 1988 and has 21 years of experience managing multi-currency fixed-income portfolios. Mark Edwards joined Price-Fleming in 1986 and has 15 years of experience in financial analysis. John Ford joined Price-Fleming in 1982 and has 16 years of experience with the Fleming Group in research and portfolio management. James Seddon joined Price-Fleming in 1987 and has 11 years of experience in portfolio management. David Warren joined Price-Fleming in 1984 and has 16 years of experience in equity research, fixed-income research, and portfolio management.

III. The following replaces the second paragraph found in the Trust's Prospectus under the heading "Subadvisory Arrangements - Miller Anderson & Sherrerd, LLP" relating to the subadviser for the Value and High Yield Trusts:

          The investment professionals of MAS who are primarily responsible for the day to day management of the Value Trust are Robert J. Marcin, Richard
     M. Behler and Nicholas J. Kovich. All three have managed the portfolio since January 1, 1997. Robert J. Marcin, Portfolio Manager and Nicholas J. Kovich, Portfolio Manager, joined MAS in 1988. Richard M Behler, Portfolio Manager, joined MAS in 1995. Mr. Marcin, Mr. Behler and Mr. Kovich have been portfolio managers since joining MAS. Prior to joining MAS, Mr. Behler served as portfolio manager from 1992-1995 for Moore Capital Management and Senior Vice President for Merrill Lynch Economics from 1987 through 1992. Messrs. Marcin and Behler are also primarily responsible for the management of the Value Portfolios of MAS Funds, Morgan Stanley Fund, Inc. and Morgan Stanley Universal Funds, Inc. The investment professionals primarily responsible for the High Yield Trust since the Trust's inception are Robert
     E. Angevine, Thomas L. Bennett and Stephen F. Esser. Robert E. Angevine, Portfolio Manager, joined Morgan Stanley in 1988 and came to the MAS High Yield Portfolio Team in 1996, Thomas L. Bennett, Portfolio Manager, joined MAS in 1984, and Stephen F. Esser, Portfolio Manager, joined MAS in 1988. Messrs. Angevine, Bennett and Esser are also primarily responsible for the management of the High Yield portfolios of MAS Funds and Morgan Stanley Universal Funds.

IV. The following replaces the second paragraph found in the Trust's Prospectus under the heading "Subadvisory Arrangements - Pilgrim Baxter & Associates, Ltd." relating to the subadviser for the Pilgrim Baxter Growth Trust:

          Mr. Gary L. Pilgrim, CFA serves as portfolio manager of the Pilgrim Baxter Growth Trust which commenced operations on January 1, 1997. Mr. Pilgrim has served as the Chief Investment Officer of PBHG for the past six years and President from 1993 through 1997. Mr. Pilgrim is also the portfolio manager of the PBHG Growth Fund, a mutual fund available to the general public.

                  THE DATE OF THIS SUPPLEMENT IS APRIL 2, 1998.